Exhibit 19.1

  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report



  Collection Period                                                                                                     March, 2003
  Distribution Date                                                                                                       4/15/2003
  Transaction Month                                                                                                               3

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                        Dollar Amount       # of Contracts
  Original Portfolio:                  $3,149,999,805.03              175,985
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $577,000,000.00         1.363%                  October 15, 2003
   Class A-2 A Notes                                                640,000,000.00         1.620%                   August 15, 2005
   Class A-2 B Notes                                                640,000,000.00         1.330%                   August 15, 2005
   Class A-3 A Notes                                                285,000,000.00         2.200%                     July 17, 2006
   Class A-3 B Notes                                                285,000,000.00         1.340%                     July 17, 2006
   Class A-4 A Notes                                                211,452,000.00         2.700%                     June 15, 2007
   Class A-4 B Notes                                                211,000,000.00         1.370%                     June 15, 2007
   Class B-1 Notes                                                   52,733,000.00         3.160%                   August 15, 2007
   Class B-2 Notes                                                   37,250,000.00         1.690%                   August 15, 2007
   Class C Notes                                                     59,989,000.00         4.290%                 November 15, 2007
   Class D Certificates                                              59,989,000.00         5.000%                     July 15, 2009
                                                                     -------------
      Total                                                      $3,059,413,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                              $10,618,692.10                  $142.52          $10,618,834.62
  Repurchased Loan Proceeds Related to Interest                           6,501.79                     0.00                6,501.79
                                                                          --------                     ----                --------
      Total                                                         $10,625,193.89                  $142.52          $10,625,336.41
  Servicer Advances:
  Principal Advances                                                         $0.00                $1,356.74               $1,356.74
  Interest Advances                                                   2,309,788.30                   239.09            2,310,027.39
                                                                      ------------                   ------            ------------
      Total                                                          $2,309,788.30                $1,595.83           $2,311,384.13
  Principal:
  Principal Collections                                             $69,748,632.37               $10,936.33          $69,759,568.70
  Prepayments in Full                                                28,447,272.30                11,373.32           28,458,645.62
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        682,701.33                     0.00              682,701.33
  Payahead Draws                                                              0.00                   379.52                  379.52
                                                                              ----                   ------                  ------
      Total                                                         $98,878,606.00               $22,689.17          $98,901,295.17
  Liquidation Proceeds                                                                                                  $472,982.98
  Recoveries from Prior Month Charge-Offs                                                                                  3,312.47
                                                                                                                           --------
      Total Principal Collections                                                                                    $99,377,590.62
  Principal Losses for Collection Period                                                                                $974,245.12
  Total Regular Principal Reduction                                                                                  $99,876,897.03
  Total Collections                                                                                                 $112,314,311.16

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $112,314,311.16
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                         $112,314,311.16



                                                          Page 1





  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                     March, 2003
  Distribution Date                                                                                                       4/15/2003
  Transaction Month                                                                                                               3

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,475,459.52        $2,475,459.52                $0.00
   Amount per $1,000 of Original Balance               0.81                 0.81                 0.00
  Net Swap Payment, Tranche A2 B                 $177,244.44
  Net Swap Payment, Tranche A3 B                 $200,133.33
  Net Swap Payment, Tranche A4 B                 $233,623.89
  Net Swap Payment, Tranche B-2                   $46,759.09
                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                   $422,459.34         $422,459.34                  $0.00                $0.00               $0.00
   Class A2 A Notes                  864,000.00          864,000.00                   0.00                 0.00                0.00
   Class A2 B Notes                  685,688.89          685,688.89                   0.00                 0.00                0.00
   Class A3 A Notes                  522,500.00          522,500.00                   0.00                 0.00                0.00
   Class A3 B Notes                  307,641.67          307,641.67                   0.00                 0.00                0.00
   Class A4 A Notes                  475,767.00          475,767.00                   0.00                 0.00                0.00
   Class A4 B Notes                  232,861.94          232,861.94                   0.00                 0.00                0.00
   Class B-1 Notes                   138,863.57          138,863.57                   0.00                 0.00                0.00
   Class B-2 Notes                    50,711.74           50,711.74                   0.00                 0.00                0.00
   Class C Notes                     214,460.68          214,460.68                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $3,914,954.83       $3,914,954.83                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $249,954.17         $249,954.17               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $4,164,909.00       $4,164,909.00               $0.00                $0.00               $0.00
  Total Available for Principal Distribution   $105,016,181.89
  Principal Distribution Amounts
                    First Priority Distribution Amount $0.00
   Second Priority Distribution Amount        8,664,188.45
   Third Priority Distribution Amount        59,989,000.00
   Regular Principal Distribution Amount    316,073,352.76
                                            --------------
      Principal Distribution Amount        $384,726,541.21
   Noteholder Principal Distributions:
    Class A1 Notes                                       $105,016,181.89
    Class A2 A Notes                                                0.00
    Class A2 B Notes                                                0.00
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 A Notes                                                0.00
    Class A4 B Notes                                                0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                    0.00
                                                                    ----
      Total Note Principal Paid                          $105,016,181.89
  Certificateholder Principal Distributions:
   Class D Certificates                                            $0.00
                                                                   -----
  Total Note and Certificate Principal Paid:             $105,016,181.89
  Collections Released to Seller                                   $0.00
  Total Available for Distribution          $112,314,311.16
  Total Distribution (incl. Servicing Fee)  $112,314,311.16



                                                          Page 2





  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                     March, 2003
  Distribution Date                                                                                                       4/15/2003
  Transaction Month                                                                                                               3

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE           Principal                Interest                  Total
  ----------------------------------------------        Distribution            Distribution            Distribution
  Class A1 Notes                                              $182.00                   $0.73                  $182.74
  Class A2 A Notes                                               0.00                    1.35                     1.35
  Class A2 B Notes                                               0.00                    1.07                     1.07
  Class A3 A Notes                                               0.00                    1.83                     1.83
  Class A3 B Notes                                               0.00                    1.08                     1.08
  Class A4 A Notes                                               0.00                    2.25                     2.25
  Class A4 B Notes                                               0.00                    1.10                     1.10
  Class B-1 Notes                                                0.00                    2.63                     2.63
  Class B-2 Notes                                                0.00                    1.36                     1.36
  Class C Notes                                                  0.00                    3.58                     3.58
                                                                 ----                    ----                     ----
      Total Notes                                              $35.01                   $1.31                   $36.32
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $34.33                   $1.36                   $35.69

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,807,150,541.21       0.9358965              $2,702,134,359.32        0.9008844
  Class A1 Notes                               384,726,541.21       0.6667704                 279,710,359.32        0.4847667
  Class A2 A Notes                             640,000,000.00       1.0000000                 640,000,000.00        1.0000000
  Class A2 B Notes                             640,000,000.00       1.0000000                 640,000,000.00        1.0000000
  Class A3 A Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A3 B Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A4 A Notes                             211,452,000.00       1.0000000                 211,452,000.00        1.0000000
  Class A4 B  Notes                            211,000,000.00       1.0000000                 211,000,000.00        1.0000000
  Class B-1                                     52,733,000.00       1.0000000                  52,733,000.00        1.0000000
  Class B-2                                     37,250,000.00       1.0000000                  37,250,000.00        1.0000000
  Class C Notes                                 59,989,000.00       1.0000000                  59,989,000.00        1.0000000
  Class D Certificates                          59,989,000.00       1.0000000                  59,989,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,867,139,541.21       0.9371535              $2,762,123,359.32        0.9028279
  Portfolio Information
  Weighted Average Coupon (WAC)                          5.21%                                           5.21%
  Weighted Average Remaining Maturity (WAM)              47.28                                           46.45
  Remaining Number of Receivables                      172,066                                         169,553
  Portfolio Receivable Balance               $2,970,551,426.58                               $2,870,674,529.55

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $12,956,746.27
  Specified Credit Enhancement Amount                                                                        $28,706,745.30
  Yield Supplement Overcollateralization Amount                                                             $132,177,176.79
  Target Level of Overcollateralization                                                                     $145,133,923.06


                                                          Page 3





  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                     March, 2003
  Distribution Date                                                                                                       4/15/2003
  Transaction Month                                                                                                               3

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,749,999.03
  Specified Reserve Account Balance                                                                           15,749,999.03
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,749,999.03
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,749,999.03
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                  $472,982.98
  Recoveries from Prior Month Charge-Offs                                                                                 $3,312.47
  Total Principal Losses for Collection Period                                                                          $974,245.12
  Charge-off Rate for Collection Period (annualized)                                                                          0.20%
  Cumulative Net Losses for all Periods                                                                                 $653,527.96


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,380                $23,042,941.07
  61-90 Days Delinquent                                                                           154                 $2,691,943.70
  91-120 Days Delinquent                                                                           37                   $756,493.89
  Over 120 Days Delinquent                                                                          0                         $0.00

  Repossesion Inventory                                                                           121                 $2,074,753.72


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0115%
  Preceding Collection Period                                                                                               0.0501%
  Current Collection Period                                                                                                 0.2046%
  Three Month Average                                                                                                       0.0887%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.0895%
  Current Collection Period                                                                                                 0.1126%
  Three Month Average                                                                                                       0.0691%




                                                          Page 4





  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                     March, 2003
  Distribution Date                                                                                                       4/15/2003
  Transaction Month                                                                                                               3

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $3,386,025.16                     $5,184.54
  New Advances                                                                           2,285,519.07                      1,570.58
  Servicer Advance Recoveries                                                            1,537,821.66                      1,732.94
                                                                                         ------------                      --------
  Ending Servicer Advances                                                              $4,133,722.57                     $5,022.18

  Current Month Interest Advances for Prepaid Loans                                        $24,269.23                        $25.25

  Payahead Account
  Beginning Payahead Account Balance                                                                                     $10,764.22
  Additional Payaheads                                                                                                    12,593.77
  Payahead Draws                                                                                                          11,920.61
                                                                                                                          ---------
  Ending Payahead Account Balance                                                                                        $11,437.38




                                                          Page 5